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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




Date of Report:  June 23, 1995




                         TRUMP'S CASTLE FUNDING, INC.
                          TRUMP'S CASTLE ASSOCIATES
                       --------------------------------
           (Exact Name of Registrant as specified in its Charter)



        New Jersey                                      11-2739203
        New Jersey                1-9029                22-2608466
     ---------------            ----------           ----------------
     (State or other      (Commission File No.)     (I.R.S. Employer
     jurisdiction of                                Identification No.)
     corporation)



         Huron Avenue &
     Brigantine Boulevard
   Atlantic City, New Jersey                               08401
- -------------------------------                         -----------
     (Address of Principal                              (Zip Code)
       Executive Offices)





Registrant's telephone number, including area code:    (609) 340-5191







                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.


          On June 23, 1995, Trump's Castle Associates (the "Partnership") entered into an Option Agreement with Hamilton Partners, L.P. ("Hamilton") which grants the Partnership an option (the "Option") to acquire the Trump's Castle Funding, Inc. Increasing Rate Subordinated Pay-in-Kind Notes due 2005 owned by Hamilton (the "PIK Notes") on the date the Option is exercised. Hamilton has represented to the Partnership that it is the owner of at least 92% of the principal amount of the PIK Notes and has agreed that upon exercise of the Option it will deliver at least 92% of the aggregate principal amount of PIK Notes outstanding.

          The Option, which is initially scheduled to expire on December 12, 1995, may be extended until June 21, 1996, and is exercisable at a price equal to 60% of the aggregate principal amount and accrued interest of the PIK Notes delivered upon exercise of the Option, plus an additional 40% of the principal amount of PIK Notes issued after the date of the Option Agreement and delivered upon exercise of the Option. Pursuant to the terms of the Option Agreement, upon the occurrence of certain events within 18 months of the time the Option is exercised, the Partnership will make an additional payment to Hamilton of up to 40% of the principal amount of the PIK Notes that were acquired at 60% of their principal amount.

          The Partnership also made certain other announcements on June 26, 1995 which are set forth in a press release which is filed as an exhibit to this Report.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired:  None

     (b)  Pro Forma Financial Information:  None

     (c)  Exhibits:

          1. Option Agreement, dated as of June 23, 1995, between Trump's Castle Associates and Hamilton
               Partners, L.P.

          2.   Press Release, dated June 26, 1995.
























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                                  SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act, of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized, this 27th day of June, 1995.


                              TRUMP'S CASTLE ASSOCIATES



                              By:/s/ Donald J. Trump
                                 ------------------------
                                 Donald J. Trump
                                 Managing General Partner


                              TRUMP'S CASTLE FUNDING, INC.



                              By:/s/ Donald J. Trump
                                 ------------------------
                                 Donald J. Trump
                                 Chairman of the Board of
                                   Directors